WOODMENLIFE VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY

PROSPECTUS

May 1, 2015

(as revised and reprinted June 1, 2015)

For - The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife”).

The Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner (“you” or “your”) may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the WoodmenLife Variable Annuity Account, each of which invests in one of the following funds:

AMERICAN FUNDS INSURANCE SERIES

Global Growth Fund, Class 2

Global Small Capitalization Fund, Class 2

Growth Fund, Class 2

Global Growth and Income Fund, Class 2

Growth-Income Fund, Class 2

International Growth and Income Fund, Class 2

Asset Allocation Fund, Class 2

FIDELITY® VARIABLE INSURANCE PRODUCTS

Fidelity® VIP Contrafund® Portfolio, Service Class

Fidelity® VIP Equity-Income Portfolio, Service Class

Fidelity® VIP Growth Portfolio, Service Class

Fidelity® VIP Growth & Income Portfolio, Service Class

Fidelity® VIP Money Market Portfolio, Service Class

Fidelity® VIP Overseas Portfolio, Service Class

CALVERT VARIABLE PRODUCTS, INC.

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Investment Grade Bond Index Portfolio

Calvert VP EAFE International Index Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Income VIP Fund, Class 2

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Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio Administrative Class

PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describe their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.

This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about WoodmenLife, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2015. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. For each investment selection, you also should receive separate prospectuses. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. This is also called the variable account. Prior to June 1, 2015, the variable account was known as the “Woodmen Variable Annuity Account.”

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the Death Benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the Death Benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day: Each day the New York Stock Exchange is open for trading except:(1) any period when the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see “Valuation Date”).

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each Certificate Year as the effective date.

Certificate Year: The 12-month period ending on the Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

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Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other investment options available under the Certificate. A specific Fund corresponds to each subaccount of the variable account. Each of the Funds is referred to as a “Fund.”

Good Order: An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Certificate, a fund transfer request, or a death benefit claim must be in good order.

Home Office: WoodmenLife, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee: The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Registered Representative: An individual who is licensed to sell securities, having passed the Series 6 or 7 and/or Series 63 examinations.

Required Minimum Distribution (“RMD”): In general, a minimum amount that the IRS requires to be withdrawn from a Qualified Certificate each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 70 1⁄2. These guidelines are established by the IRS.

SEC: The Securities and Exchange Commission

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with WoodmenLife. WoodmenLife selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

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Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and WoodmenLife are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. Prior to June 1, 2015, the variable account was known as the “Woodmen Variable Annuity Account.”

Withdrawal: Any receipt of less than the Surrender Value of a Certificate.

FEE AND EXPENSE TABLES

The following fee and expense tables describe the fees and expenses that you may incur as a Certificate owner, including those fees you will pay when buying, owning and surrendering the Certificate. These tables are intended to help you to understand the various costs and expenses under the Certificate. Currently, none of the Certificates we sell are subject to state premium taxes. The tables reflect expenses for both the variable account and the Funds. For a complete discussion of Certificate costs and expenses, see “Certificate Fees & Charges.” For more information regarding the expenses of the Funds, see the applicable Fund prospectus.

No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the Accumulated Value existing at the time you made the first withdrawal in any one Certificate Year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. See the table below.

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CERTIFICATE OWNER TRANSACTION EXPENSES

Deferred Sales Charge (Surrender Charge)

(As a percentage of the amount withdrawn or surrendered (see “Certificate Fees & Charges”))*

Premium Year	Annuitant Issue Age
	0-60**	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	In each Certificate Year, you can make, without incurring a surrender charge, withdrawals of up to 10% of the Accumulated Value existing at the time you make the first withdrawal in that Certificate Year.
**	Applies to all ages in Connecticut.

Transfer Fee......$25 on transfers in excess of twelve (12) in any Certificate Year

PERIODIC CHARGES OTHER THAN FUND EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, excluding any Fund fees and expenses.

Sales Charge on Premiums	None

Annual Certificate Fee	Current Fee: $30 (Maximum Fee: $45)
(this fee applies only to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses

Mortality & Expense Risk Charges	1.25% (maximum 1.40%)
(as a percentage of average variable account value)*
Administrative Charge	None

Total Variable Account Annual Expenses	1.25% (maximum 1.40%)*

*	All current and new accounts are charged a 1.25% Mortality & Expense Risk Charge. However, WoodmenLife has a contractual right to increase or decrease this charge, but may not increase this charge to greater than a maximum of 1.40%.

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RANGE OF ANNUAL FUND OPERATING EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2014 (before any fee waiver or expense reimbursement). Expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	[0.35	]%
Maximum	[1.25	]%

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and Fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum annual certificate fee of $45 is assessed, as well as the maximum 1.40% mortality and expense risk charges. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$941	$1,398	$1,878	$3,354

(2) If you annuitize your Certificate (option 1 or 2, described on page 30) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$941	$906	$1,556	$3,309

(3) If you do not surrender your Certificate:

1 year	3 years	5 years	10 years
$267	$906	$1,556	$3,309

The examples above should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

Condensed Financial Information for the investment options available under the Certificate is set forth in “Appendix—Condensed Financial Information” to this prospectus.

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WOODMENLIFE VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount or minimum subsequent premium payment.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate’s variable account value as of a Certificate Anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change, but cannot exceed $45 and is assessed on the Certificate Anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the Accumulated Value of your Certificate during a Certificate Year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each Fund’s average daily net asset value is payable by each Fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days (or whatever longer time may be required by state law), which begins on the day you receive your Certificate. During this time, you may return your Certificate for a refund. Upon cancellation, the Certificate will be deemed void as of the effective date and you will receive your Accumulated Value (or your premiums, if greater) as of the date we receive your Certificate and cancellation request, in good order, at our Home Office. The amount of your refund may differ if your Certificate is an IRA. (See “YOUR CERTIFICATE—FREE LOOK PERIOD.”)

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate’s value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59 1⁄2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

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TRANSFERS

You may transfer all or a part of your Certificate’s value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each Certificate Year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each Certificate Year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions, including annuity payments, may be taxable. All amounts includable in income with respect to the Certificate are taxed as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1⁄2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.

•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see “Federal Tax Matters.”)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

Even though you may fund some types of retirement plans with the Certificate, including an Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, because the retirement plan arrangement itself provides for tax-deferred growth.

WOODMENLIFE

Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. On June 1, 2015, we ceased use of the “Omaha Woodmen Life Insurance Society” name and thus deleted the “and/or Omaha Woodmen Life Insurance Society” from our legal name. On June 1, 2015, we also announced and began use of our new service

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mark, WoodmenLife. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately 700,000 members in over 900 adult and youth chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

We legally own the account’s assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account’s assets are available to cover our general debts and liabilities only when the account’s assets exceed its liabilities. We may transfer assets which exceed the account’s reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end, diversified management investment company. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

We have summarized the investment objectives and policies of each Fund. There is no assurance that any Fund will meet its objectives. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund. If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company serves as the investment adviser to the following Funds. The investment adviser uses a system of multiple portfolio managers in managing each Fund’s assets. Under this approach, the portfolio of each Fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

Global Growth Fund, Class 2

This Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States. Although the Fund focuses on investments in medium to large capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

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Global Small Capitalization Fund, Class 2

This Fund seeks to provide long-term growth of capital. Normally, this Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. The Fund’s holdings of small capitalization stocks may fall below the 80% threshold, however, due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States.

Growth Fund, Class 2

This Fund seeks to provide growth of capital. The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside of the United States. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

Global Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in common stocks of well-established companies around the world that the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

Growth-Income Fund, Class 2

This Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

International Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside of the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside of the United States. The Fund therefore expects to be invested in numerous countries outside of the United States. Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size.

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Asset Allocation Fund, Class 2

This Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. In pursuing its investment objective, the Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. The proportion of equities, debt and money market securities held by the Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside of the United States and up to 5% of its assets in debt securities of issuers domiciled outside of the United States. In addition, the Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser, or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company (FMR) is the Funds’ manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Funds.

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation. The Fund normally invests primarily in common stocks, including domestic and foreign issuers, and across different market sectors. The Fund may invest in “growth” or “value” stocks, or both. The Fund invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio, Service Class

This Fund seeks reasonable income; capital appreciation is also a consideration. The Fund normally invests in income-producing stocks, often large-cap “value” stocks. The Fund can also invest in other types of equity securities and debt securities, including lower-quality debt securities.

VIP Growth Portfolio, Service Class

This Fund seeks capital appreciation. The Fund invests primarily in common stocks that the adviser believes have above-average growth potential.

VIP Growth & Income Portfolio, Service Class

This Fund seeks high total return through a combination of current income and capital appreciation. The Fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

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VIP Overseas Portfolio, Service Class

This Fund seeks long-term growth of capital. Normally, at least 80% of the Fund’s total assets will be invested in non-U.S. securities. The Fund allocates investments across different countries and regions.

Fidelity Investments Money Management, Inc., and other investment advisers serve as sub-advisers to the following Fund.

VIP Money Market Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Fund consists of U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CALVERT VARIABLE PRODUCTS, INC.

Calvert Investment Management, Inc. serves as the investment adviser to these Funds. Except as noted below, Ameritas Investment Partners, Inc. serves as the sub-adviser to these Funds. Below is a summary of the Calvert Funds, including each Fund’s investment objective and principal investments.

Calvert VP S&P 500 Index Portfolio

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index.

Calvert VP S&P MidCap 400 Index Portfolio

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index.

Calvert VP Russell 2000 Small Cap Index Portfolio

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index.

Calvert VP NASDAQ-100 Index Portfolio

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index.

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Calvert VP Investment Grade Bond Index Portfolio

This Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Aggregate Bond Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index.

World Asset Management, Inc. serves as the sub-adviser to the following Fund.

Calvert VP EAFE International Index Portfolio

This Fund seeks investment results that correspond to the investment performance of foreign stocks, as represented by the Morgan Stanley Capital International EAFE Index. The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index.

“Russell 2000 Index” “S&P 500,” “S&P Mid Cap 400 Index,” “EAFE International Index” and “Nasdaq 100 Index” are trademarks/service marks of the Frank Russell Company, McGraw-Hill, Inc., MSCI, Inc. and The Nasdaq Stock Market, Inc. (the “Trademark Owners”), respectively, and have been licensed for use by Calvert Investments, Inc. The Calvert VP Portfolios bearing the marks are not sponsored, endorsed, sold or promoted by the Trademark Owners and the Trademark Owners make no representation or warranty, express or implied, regarding the advisability of investing in, and bear no liability with respect to, those Funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Advisors, Inc. serves as the investment advisor to the following Funds, except as noted below. Below is a summary of the Franklin Templeton Funds, including each Fund’s investment objective and principal investments.

Franklin Income VIP Fund, Class 2

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of equity and debt securities. The equity securities in which the Fund invests consist primarily of common stocks. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities. The Fund also may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The Fund’s investment manager seeks securities that it believes are undervalued or out-of-favor and offer opportunities for income today and significant growth tomorrow.

Franklin Strategic Income VIP Fund, Class 2

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest up to 100% of its total assets in high-yield, lower quality debt securities (also referred to as “junk bonds”). The Fund also may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. In pursuing its investment goals, the Fund may enter into currency-related transactions, as well as interest rate or credit-related transactions, involving derivative instruments.

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Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund: invests at least 80% of its net assets in bonds—which include debt securities of any maturity, such as bonds, notes, bills and debentures; expects to invest at least 40% of its net assets in foreign securities; and may invest without limit in emerging or developing markets. The Fund focuses on “investment grade” bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (also referred to as “junk bonds”). In pursuing its investment goals, the Fund may enter into transactions involving derivative instruments.

Franklin Advisory Services, LLC serves as the investment advisor for the following Fund.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid consistently rising dividends. The Fund may invest up to 25% of its total assets in foreign securities.

Franklin Mutual Advisors, LLC serves as the investment advisor for the following Fund.

Franklin Mutual Global Discovery VIP Fund, Class 2

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign company equity securities that the investment manager believes are undervalued. The Fund expects to invest substantially—potentially up to 100% of its assets—in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund may attempt to hedge against currency risks and market risk using a variety of derivatives.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser to these Funds. Below is a summary of the PIMCO Funds, including each Fund’s investment objective and principal investments.

PIMCO Real Return Portfolio Administrative Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds of varying maturities—that are issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

PIMCO Low Duration Portfolio Administrative Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities—including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

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The Funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

YOUR RIGHT TO VOTE FUND SHARES

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment

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option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the account as a management investment company under the 1940 Act;

•	deregister the account under that Act in the event such registration is no longer required; or

•	combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for

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certain qualified certificates or for certain methods of collecting premiums. Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, an employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a written request to cancel, to us at the Home Office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING YOUR INITIAL PREMIUM

Because you have a “free look,” we reserve the right to allocate all of your premiums to the money market subaccount for fifteen (15) calendar days from the Effective Date to allow for delivery of your Certificate. After this period, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days notice to stop or change your allocation for future premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the Death Benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the Death Benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the Death Benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an

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owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse.

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

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Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the Accumulated Value of the Certificate next determined after receipt of a premium. Your Certificate’s value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to

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your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 1% for any 12-month period.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our Home Office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive (in good order) after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

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You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

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If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before approving such transaction and submitting it to WoodmenLife. If the principal has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the WoodmenLife Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

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Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time contribution (not re-occurring), and may also change an address and phone number of record via a secure owner website.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our Home Office. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office. The surrender will not be processed until we receive your surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at 1-877-664-3332. If we permit it in the future, you may be able to request a withdrawal or surrender by telephone. A surrender or withdrawal from your Certificate may require us to withhold amounts for federal income taxes. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) calendar days of receiving your request. You will receive the Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional

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contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the Death Benefit to the beneficiary when the annuitant dies. The Death Benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant has attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal. The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive due proof of death (in good order) prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive a lump sum payment, by check, in the amount of the death proceeds. Other options for payment of death proceeds may be available, subject to the rules on distributions discussed below. If the beneficiary

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requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) business days after we receive due proof of death (in good order). If you do not select an option within sixty (60) days of the day we receive due proof of death (in good order), we may pay out a lump sum. Death proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first Certificate Anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. If your Certificate is a Qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the variable account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3 month payment may not be 3 times the 1 month payment. The surrender charge will be waived for Option 1 and Option 2 as set forth below.

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ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•	If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, WoodmenLife will pay the Surrender Value as a single life annuity with a fixed period of ten (10) years payable monthly.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

If your Certificate is a Qualified Certificate, some Annuity Payment Options may not automatically satisfy minimum required distribution rules. Consult a tax adviser before electing an Annuity Payment Option.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

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DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES AND CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “backend load” from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

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Premium Year	Annuitant Issue Age
	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan which are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans (see “Federal Tax Matters”).

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PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We may charge $25 for each transfer in excess of twelve (12) in a single Certificate Year.

FUND EXPENSES

Each Fund deducts management fees and expenses from amounts you have invested in that Fund. The prospectuses for the Funds describe these fees and expenses. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

Our Mortality Risk

We assume a mortality risk from our obligation to pay the Death Benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the Death Benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

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Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

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You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our Home Office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that your premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (i.e., insufficient, under certain circumstances, to cover our obligations) our board of directors may require Certificate owners to make additional payments. If such payments are not made, the amount of such payments will be treated as a debt against the Certificate that accrues interest at 5% per year. No personal liability will attach to a Certificate owner; but, you may recognize taxable income on the amount of such “debt.”

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

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DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our Home Office in proper form (i.e., in good order). If we receive any such premium, requests or other communication after the close of trading on the New York Stock Exchange—usually 3:00 p.m. central time—or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our Home Office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

In addition, if, pursuant to SEC rules, the Fidelity® VIP Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, withdrawal, surrender, or death benefit from the corresponding subaccount until the Fund is liquidated.

We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our Home Office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in

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nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMENLIFE

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to the issuer so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts or our tax exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	variable account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

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•	if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•	if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by managers of the Fund corresponding to each subaccount of the variable account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of an annuity contract may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the annuity. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the

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ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Effective for tax years beginning after December 31, 2012, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as

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partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the tax law);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

•	payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

•	payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also a similar penalty tax, discussed under “Qualified Plans”, applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

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AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•	if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

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LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

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Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1⁄2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The Death Benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the tax law); or

•	made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

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These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Simplified Employee Pensions (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;”

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•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer ; and

•	contributions to a Roth IRA can be made after the owner has reached age 70 1⁄2.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

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Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the tax law),

•	In the case of hardship (within the meaning of applicable tax law), or

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code.

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

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Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the tax law); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

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FEDERAL DEFENSE OF MARRIAGE ACT

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Certificate’s death benefit and any joint-life coverage under an optional living benefit. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMENLIFE

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the variable account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

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We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

CERTIFICATE OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual reports are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of WoodmenLife as of December 31, 2013 and 2014, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2014, as well as the related Reports of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information. Likewise, audited financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2014, and December 31, 2013, as well as the related Reports of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information.

The statutory-basis financial statements of WoodmenLife should be considered only as bearing on WoodmenLife’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI- 2	General Information

SAI- 2	Regulation and Reserves

SAI- 3	Principal Underwriter

SAI- 3	Performance Information

SAI- 6	Legal and Accounting

F-1	Financial Statements

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ORDER FORM

Please send me a copy of the most recent Statement of Additional Information

(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City) (State) (Zip Code)

Send to WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at

1-877-664-3332.

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Appendix

Condensed Financial Information

The WoodmenLife Variable Annuity Account (the “Account”) commenced operations on July 1, 2003; however, initial premiums were received by the subaccounts at various later times. The information presented below reflects the accumulation unit information for the subaccounts: for the Fidelity and Calvert Funds—for the period from July 1, 2003 (the inception date) through December 31, 2003, and for the years ended December 31, 2004 through 2013; for the two PIMCO subaccounts—for the period from May 1, 2004 through December 31, 2004, and for the years ended December 31, 2005 through 2013; and for the five Franklin Templeton subaccounts—for the period from January 1, 2014 (the inception date) through December 31, 2014. Because the seven (7) subaccounts for the American Funds Insurance Series, which includes the Global Growth Fund, Class 2; Global Small Capitalization Fund, Class 2; Growth Fund, Class 2; Global Growth and Income Fund, Class 2; Growth-Income Fund, Class 2; International Growth and Income Fund, Class 2; and the Asset Allocation Fund, Class 2, commenced operations under this Certificate after December 31, 2014, there are no Accumulation Units shown for those investment options. You should read this information along with the financial statements and notes for WoodmenLife and for the account that are included in the SAI.

The unit value of any subaccount of the account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a subaccount or the separate account does not change as a result of such distributions.

Fidelity® VIP Contrafund® Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$24.59	$27.15	704,192
2013	$18.98	$24.59	691,570
2012	$16.53	$18.98	604,465
2011	$17.19	$16.53	647,553
2010	$14.86	$17.19	733,837
2009	$11.09	$14.86	761,091
2008	$19.57	$11.09	804,527
2007	$16.87	$19.57	794,338
2006	$15.31	$16.87	525,965
2005	$13.26	$15.31	261,402
2004	$11.64	$13.26	127,462
2003	$10.00 (inception 7/1/2003)	$11.64	21,167

Prospectus 52

Fidelity® VIP Equity Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$19.20	$20.61	332,054
2013	$15.19	$19.20	364,387
2012	$13.13	$15.19	322,999
2011	$13.16	$13.13	386,085
2010	$11.59	$13.16	425,665
2009	$9.03	$11.59	434,070
2008	$15.96	$9.03	453,894
2007	$15.93	$15.96	467,215
2006	$13.43	$15.93	302,408
2005	$12.86	$13.43	203,309
2004	$11.69	$12.86	132,431
2003	$10.00 (inception 7/1/2003)	$11.69	33,048

Fidelity® VIP Growth Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$19.88	$21.83	268,523
2013	$14.78	$19.88	206,184
2012	$13.07	$14.78	178,180
2011	$13.24	$13.07	179,561
2010	$10.78	$13.24	181,063
2009	$8.52	$10.78	192,219
2008	$16.35	$8.52	184,965
2007	$13.05	$16.35	166,778
2006	$12.13	$13.05	98,728
2005	$11.86	$12.13	67,168
2004	$11.63	$11.86	49,268
2003	$10.00 (inception 7/1/2003)	$11.63	10,448

Prospectus 53

Fidelity® VIP Growth & Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$18.92	$20.63	407,694
2013	$14.36	$18.92	355,216
2012	$12.28	$14.36	246,000
2011	$12.25	$12.28	255,008
2010	$10.81	$12.25	271,803
2009	$8.61	$10.81	309,743
2008	$14.97	$8.61	335,329
2007	$13.53	$14.97	306,024
2006	$12.38	$13.53	187,674
2005	$11.42	$12.38	101,520
2004	$10.93	$11.42	85,260
2003	$10.00 (inception 7/1/2003)	$10.93	19,075

Fidelity® VIP Money Market Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$1.05	$1.03	2,807,879
2013	$1.06	$1.05	1,500,217
2012	$1.07	$1.06	1,737,503
2011	$1.09	$1.07	3,855,010
2010	$1.10	$1.09	1,538,021
2009	$1.11	$1.10	2,182,242
2008	$1.09	$1.11	3,062,306
2007	$1.05	$1.09	3,009,762
2006	$1.01	$1.05	2,341,730
2005	$1.00	$1.01	1,474,718
2004	$1.00	$1.00	364,854
2003	$1.00 (inception 7/1/2003)	$1.00	242,867

Prospectus 54

Fidelity® VIP Overseas Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$22.17	$20.11	244,368
2013	$17.22	$22.17	259,969
2012	$14.47	$17.22	236,939
2011	$17.64	$14.47	259,045
2010	$15.86	$17.64	294,735
2009	$12.70	$15.86	302,028
2008	$22.91	$12.70	331,003
2007	$19.79	$22.91	292,632
2006	$16.99	$19.79	172,623
2005	$14.46	$16.99	61,637
2004	$12.90	$14.46	24,958
2003	$10.00 (inception 7/1/2003)	$12.90	4,042

Calvert VP S&P 500 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$19.87	$22.23	298,993
2013	$15.26	$19.87	257,294
2012	$13.38	$15.26	186,600
2011	$13.32	$13.38	182,483
2010	$11.75	$13.32	205,587
2009	$9.44	$11.75	238,106
2008	$15.19	$9.44	243,870
2007	$14.62	$15.19	232,477
2006	$12.84	$14.62	138,275
2005	$12.44	$12.84	84,179
2004	$11.41	$12.44	51,626
2003	$10.00 (inception 7/1/2003)	$11.41	15,311

Prospectus 55

Calvert VP S&P MidCap 400 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$26.70	$28.81	334,958
2013	$20.35	$26.70	354,947
2012	$17.57	$20.35	276,605
2011	$18.32	$17.57	295,944
2010	$14.63	$18.32	327,324
2009	$10.86	$14.63	331,179
2008	$17.35	$10.86	345,812
2007	$16.36	$17.35	340,969
2006	$15.10	$16.36	211,171
2005	$13.66	$15.10	100,712
2004	$11.95	$13.66	55,193
2003	$10.00 (inception 7/1/2003)	$11.95	4,838

Calvert VP Russell 2000 Small Cap Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$24.40	$25.10	167,483
2013	$17.92	$24.40	200,274
2012	$15.71	$17.92	166,973
2011	$16.85	$15.71	188,550
2010	$13.43	$16.85	209,848
2009	$10.78	$13.43	228,540
2008	$16.52	$10.78	248,456
2007	$17.11	$16.52	278,531
2006	$14.73	$17.11	187,961
2005	$14.34	$14.73	109,148
2004	$12.34	$14.34	58,113
2003	$10.00 (inception 7/1/2003)	$12.34	7,007

Prospectus 56

Calvert VP Nasdaq-100 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$26.47	$31.02	227,267
2013	$19.70	$26.47	183,017
2012	$16.96	$19.70	128,695
2011	$16.73	$16.96	70,229
2010	$14.11	$16.73	75,189
2009	$9.31	$14.11	72,430
2008	$16.22	$9.31	70,049
2007	$13.86	$16.22	59,388
2006	$13.16	$13.86	32,820
2005	$13.15	$13.16	30,006
2004	$12.10	$13.15	19,906
2003	$10.00 (inception 7/1/2003)	$12.10	4,397

Calvert VP EAFE International Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$19.26	$17.80	137,361
2013	$16.15	$19.26	143,522
2012	$13.94	$16.15	155,924
2011	$16.12	$13.94	173,432
2010	$14.63	$16.12	214,010
2009	$12.15	$14.63	230,843
2008	$21.47	$12.15	233,243
2007	$19.75	$21.47	215,475
2006	$15.93	$19.75	69,467
2005	$14.32	$15.93	26,223
2004	$12.29	$14.32	6,985
2003	$10.00 (inception 7/1/2003)	$12.29	1,071

Prospectus 57

Calvert VP Investment Grade Bond Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$13.22	$13.83	134,244
2013	$13.77	$13.22	167,692
2012	$13.43	$13.77	140,856
2011	$12.51	$13.43	121,019
2010	$11.94	$12.51	121,455
2009	$11.56	$11.94	119,383
2008	$10.99	$11.56	118,602
2007	$10.36	$10.99	99,565
2006	$10.12	$10.36	78,547
2005	$10.09	$10.12	60,842
2004	$9.86	$10.09	70,092
2003	$10.00 (inception 7/1/2003)	$9.86	25,090

Franklin Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$10.00 (inception 1/1/2014)	$10.33	755,114

Franklin Mutual Global Discovery VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$10.00 (inception 1/12014)	$10.44	325,560

Prospectus 58

Franklin Rising Dividends VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$10.00 (inception 1/1/14)	$10.74	447,623

Franklin Strategic Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$10.00 (inception 1/1/14)	$10.06	340,982

Templeton Global Bond VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$10.00 (inception 1/1/14)	$10.06	267,601

Prospectus 59

PIMCO Real Return Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$14.38	$14.64	633,968
2013	$16.04	$14.38	801,241
2012	$14.93	$16.04	822,419
2011	$13.47	$14.93	456,140
2010	$12.68	$13.47	403,625
2009	$10.85	$12.68	387,492
2008	$11.82	$10.85	351,812
2007	$10.82	$11.82	194,596
2006	$10.87	$10.82	134,969
2005	$10.78	$10.87	90,613
2004	$10.00 (inception 5/1/2004)	$10.78	33,650

PIMCO Low Duration Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2014	$12.91	$12.85	171,723
2013	$13.09	$12.91	228,375
2012	$12.52	$13.09	123,773
2011	$12.51	$12.52	108,064
2010	$12.06	$12.51	124,074
2009	$10.77	$12.06	103,317
2008	$10.96	$10.77	82,451
2007	$10.33	$10.96	62,501
2006	$10.06	$10.33	38,990
2005	$10.08	$10.06	23,563
2004	$10.00 (inception 5/1/2004)	$10.08	20,617

Prospectus 60

<WoodmenLife logo>

Woodmen Financial Services, Inc. is the distributor of the WoodmenLife Variable

Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society 1700 Farnam Street, Omaha, NE 68102.

Prospectus 61

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2015

(as revised and reprinted on June 1, 2015)

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2015, for WoodmenLife Variable Annuity Account (the “Separate Account”) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

General Information	SAI - 2

Regulation and Reserves	SAI - 2

Principal Underwriter	SAI - 3

Performance Information	SAI - 3

Legal and Accounting	SAI - 6

Financial Statements	F - 1

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GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. WoodmenLife is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on WoodmenLife would be.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

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PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Separate Account, are parties. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2012, WFS received $5,034,806.57 and paid out $4,674,102.35 to its registered representatives. For the year 2013, WFS received $1,376,139.15 and paid out $1,300,725.16 to its registered representatives. For the year 2014, WFS received $1,829,531.42 and paid out $1,727,503.94 to its registered representatives.

PERFORMANCE INFORMATION

The Separate Account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount’s unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the Money Market Subaccount for the 7 days ended December 31, 2014 were -1.23% and -1.24%.

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Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) n  =ERV

Where:

    P = A hypothetical initial payment of $1,000

    T = Average annual total return

    n = Number of years

F-1

ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000). If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment).

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

C = (ERV/P) = 1

Where:

    C = Cumulative total return

    ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

    P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that

F-1

monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the Separate Account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccounts performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor’s indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Barclays Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL AND ACCOUNTING

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

The financial statements of WoodmenLife and the Separate Account for 2014 included in this SAI and the registration statement have been audited by Ernst and Young, LLP, Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

This 497 filing incorporates herein by reference the prospectus dated May 1, 2015, and the statement of additional information dated May 1, 2015, included in Post-Effective Amendment No. 15 to the registration statement on Form N-4 (File Nos. 333-101231, 811-21254) filed on April 28, 2015, pursuant to paragraph (b) of Rule 485.

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